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                                                                   EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCONTANTS

         As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into Costco Wholesale Corporation's previously filed Registration Statement Nos. 33-50799, 333-1127, 333-04355 and 333-21093.

                                             ARTHUR ANDERSEN LLP

Seattle, Washington
November 22, 1999